UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

VISTA CREDIT STRATEGIC LENDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56562	88-1906598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Floor 77
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 804-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None.	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2026, Vista Credit Strategic Lending Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 49,882,709.870 shares of common stock outstanding on the record date, March 30, 2026. The final voting results from the Annual Meeting were as follows:

Proposal 1. To elect one Class III director of the Company who will serve until the 2029 annual meeting of stockholders of the Company or until his successor is duly elected and qualified.

Name	Votes For	Votes Against	Abstain
Stephen Riddick	28,073,001	61	120,951

Proposal 2. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstain
28,081,520	0	112,493

Item 8.01 Other Events.

On May 29, 2026, the Company announced a distribution payable (the “May 2026 Distribution”) for each class of the Company’s common stock (the “Common Stock”) in the amounts per share set forth below:

	Gross Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution
Class I	$0.15000	$0.00000	$0.15000
Class S	$0.15000	$0.01386	$0.13614

The May 2026 Distribution is for the monthly earnings period of May 2026. The distributions for each class of Common Stock are payable to stockholders of record as of the open of business on May 29, 2026 and will be paid on or about June 25, 2026.

The May 2026 Distribution will be paid in cash or reinvested in shares of the applicable class of Common Stock for stockholders participating in the Company’s distribution reinvestment plan.

As of May 29, 2026, the Company had no shares of Class D common stock outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Credit Strategic Lending Corp.

Date:	June 2, 2026	By:	/s/ Ross Teune
Name: Ross Teune Title: Chief Financial Officer